UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

       Date of Report (Date of Earliest Event Reported): January 10, 2005

                           HAIRMAX INTERNATIONAL, INC.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                                    -------
                 (State or Other Jurisdiction of Incorporation)

                                    000-30212
                                    ---------
                            (Commission File Number)

                                   13-3422912
                                   ----------
                 (I.R.S.  Employer  Identification  No.)

                 9900 West Sample Road, Coral Springs, FL  33065
                 -----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (954) 825-0299
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     This Current Report on Form 8-K is filed by Hairmax International, Inc., a Nevada corporation (the "Registrant"), in connection with the items set forth below.

ITEM  5.01  Changes  in  Control  of  Registrant

     As previously reported, the Registrant entered into a Plan of Exchange, dated December 28, 2004 (the "Agreement"), between and among the Registrant, Arcotect Digital Technology Limited, a corporation organized and existing under the laws of the Hong Kong SAR of the Peoples' Republic of China ("Arcotect"), the shareholders of Arcotect (the "Arcotect Shareholders") and the Majority Shareholders of the Registrant.

     Pursuant to the terms of the Agreement, the Majority Shareholders of the Registrant, on December 28, 2004, transferred to the Arcotect Shareholders, 2,850,000 shares of Series A Convertible Preferred Stock and agreed to transfer to an investor to be designated by Arcotect an amount equal to 1,750,000 (post-reverse split) shares of common stock of the Registrant, and received $400,000 in payment therefor from the Arcotect Shareholders. Each share of the Series A Convertible Preferred Stock is convertible into 200 shares of common stock of the Registrant, and it votes on an as converted basis on all matters together with the shares of the Registrant's common stock. The transfer of the 2,850,000 shares of Series A Convertible Preferred Stock gave the Arcotect Shareholders immediate voting control over the Registrant. In addition, the Registrant agreed to issue to the Arcotect Shareholders at a later date an amount equal to 20,000,000 shares of common stock of the Registrant in exchange for all of the Arcotect Shareholders' shares of capital stock of Arcotect. Upon completion of this exchange transaction, which the parties contemplated to occur at a later point in time, Arcotect would become a wholly-owned subsidiary of the Registrant.

     Prior to entering into the Agreement, the Registrant had authorized a 1:100 reverse stock split, which has become effective, according to NASDAQ, on the date hereof, after the expiration of a twenty-day waiting period under Rule 14c-2 of the Securities Exchange Act of 1934, as amended. The reverse stock split has no effect on the shares of Series A Convertible Preferred Stock that were transferred to the Arcotect Shareholders.

     As of the date hereof, the Registrant's sole interested director and two non-interested directors have resigned, which resignation occurred after the ten-day waiting period required by Rule 14f-1 under the Securities Exchange Act, and such directors have been replaced by three designees of Arcotect as described in Registrant's Information Statement on Schedule 14F-1, filed with the Commission on December 29, 2004. The three new directors are Ng Chi Shing (Chairman of the Board), Chen Juan and Zhou Wei Wu, the latter two directors being non-interested directors within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. Accordingly, there has been a change in the majority of the Board of Directors of the Registrant, and therefore a change in control of the Registrant. The Registrant's Information Statement on
Schedule 14F-1, referred to above, is incorporated herein by reference to provide information on, among other things, the identity, background and security holdings of the present and former directors of the Registrant.

Item  8.01  Other  Events

     The Registrant had planned to consummate the exchange transaction portion of the Agreement only after it filed a Form N-54C with the Commission withdrawing its election to be regulated as a Business Development Company under the Investment Company Act of 1940. This withdrawal was required because the Registrant was advised that Arcotect was not an "eligible portfolio company" within the meaning of Section 2(a)(46) of the Investment Company Act of 1940, and, Arcotect would have become a wholly-owned subsidiary of our company if the exchange transaction were consummated. This result might have been contrary to
Section 55 of the Investment Company Act of 1940, which prohibits certain types of investments by BDC's.

     The Registrant is currently evaluating whether or not to complete the exchange transaction portion of the Agreement or to remain as a company that is under the direct control of Ng Chi Shing, our Chairman, President and Chief Executive Officer, without owning Arcotect as a subsidiary. If the Registrant does not complete the exchange transaction, Arcotect would simply remain another company under the control of Ng Chi Shing, and could be viewed as a "sister" company to the Registrant. Such control is evidenced by the fact that Ng Chi Shing owns 2,850,000 shares of Series A Convertible Preferred Stock, which is convertible into 570,000,000 shares of common stock and votes with the Registrant's common stock on an "as converted" basis. Therefore, Mr. Ng owns over 99% of the Registrant's combined voting power and he has nominated all three members of our Board of Directors.

     The decision on whether or not to complete the exchange transaction may not be made in the near future. The Board of Directors is weighing several factors, including the business prospects of its current portfolio of businesses, the attractiveness of its election as a BDC from an economic point of view, and whether Arcotect could be more successful as a subsidiary of the Registrant or as a standalone company. In addition, the Board of Directors is currently evaluating a possible equity financing by the Registrant to improve cash flow. On November 22, 2004, a majority of the shareholders of the Registrant authorized it to withdraw its BDC status with a mandate that allowed such authority to be exercised by the Board of Directors in its sole discretion. Accordingly, at some point in the future, the Board may decide to cease operating as a BDC, although no decision with respect to this issue has been made at this point in time.

Item  3.02  Unregistered  Sales  of  Equity  Securities

     Mr. Ng Chi Shing, Chairman, President and Chief Executive Officer of the Registrant, and owner of 2,850,000 shares of Series A Convertible Preferred Stock, gave notice to the Registrant of his intention to convert 100,000 shares of Series A Convertible Preferred Stock that he owns into 20,000,000 shares of Common Stock of the Registrant. He must merely tender the shares without additional consideration, and the Registrant's transfer agent will issue a certificate for the shares of common stock to him. The issuance is exempt from registration pursuant to Section 4(2) and Regulation S under the Securities Act of 1933. The new shares of common stock will bear a restrictive legend. As a result of this conversion, the Registrant will have 22,069,210 shares of common stock issued and outstanding.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HAIRMAX  INTERNATIONAL,  INC.


By  /s/  Ng  Chi  Shing
         Ng  Chi  Shing
         President

Dated:  January  10,  2005